UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 3, 2007

AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85286
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On December 3, 2007, Amkor filed a press release announcing that the company had repurchased in open market transactions, $3.0 million principal amount of its 7.75% Senior notes due May 2013 and $10.0 million principal amount of its 9.25% Senior notes due June 2016.
Additional information regarding these transactions is contained in the press release attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished (not filed) herewith.
99.1 Text of Press Release dated December 3, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Joanne Solomon
Joanne Solomon
Corporate Vice President and Chief Financial Officer

Date: December 4, 2007

EXHIBIT INDEX:
99.1   Text of Press Release dated December 3, 2007